UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 7, 2020
COMMISSION FILE NUMBER 1-6780 (Rayonier Inc.)
COMMISSION FILE NUMBER: 333-237246 (Rayonier, L.P.)
RAYONIER INC.
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
RAYONIER, L.P.
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 91-1313292
1 Rayonier Way
Wildlight, Florida 32097
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Exchange
COMMON STOCK, $0.00 PAR VALUE	RYN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Rayonier Inc.:	Emerging growth company	☐
Rayonier, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Rayonier Inc.:	☐
Rayonier, L.P.:	☐

EXPLANATORY NOTE

This current report on Form 8-K combines disclosure in respect of Rayonier Inc., a North Carolina corporation (“Rayonier”), and Rayonier, L.P., a Delaware limited partnership (“Opco”). Rayonier has elected to be taxed as a real estate investment trust, or REIT, under the Internal Revenue Code of 1986, as amended, commencing with its taxable year ended December 31, 2004. Rayonier is structured as an umbrella partnership REIT under which substantially all of its business shall be conducted through Opco. Rayonier is the general partner of Opco. Rayonier and Opco will be operated as one business. The management of Opco will consist of the same members as the management of Rayonier. As general partner with control of Opco, Rayonier will consolidate Opco for financial reporting purposes, and Rayonier will have no material assets or liabilities other than its investment in Opco.
On May 8, 2020, Opco acquired Pope Resources, a Delaware Limited Partnership (“Pope”), and became the general partner of Pope. The acquisition occurred pursuant to a series of mergers (the “Mergers”) provided for in an Agreement and Plan of Merger, dated as of January 14, 2020, as amended by Amendment No. 1, dated as of April 1, 2020 (as amended, the “Merger Agreement”), by and among Rayonier, Opco, Rayonier Operating Company LLC, Rayonier Operating Company Holdings, LLC, Pacific GP Merger Sub I, LLC, Pacific GP Merger Sub II, LLC, Pacific LP Merger Sub III, LLC, Pope, Pope EGP, Inc. (“EGP”), and Pope MGP, Inc. (“MGP”). Following the Mergers, Rayonier holds an approximate 96.5% ownership interest in Opco, with the remaining 3.5% ownership interest owned by limited partners of Opco that are former Pope Resources unitholders. As the sole general partner of Opco, Rayonier will have exclusive control of the day-to-day management of Opco.

ITEM 1.01.	Entry into a Material Definitive Agreement.
Third Supplemental Indenture
As set forth in the Merger Agreement, on May 7, 2020, Rayonier contributed to Opco its 100% ownership interest in Rayonier Operating Company LLC (“ROC”). Prior to such contribution, all of the business and operations of Rayonier were conducted through ROC and ROC and/or its subsidiaries held substantially all of Rayonier’s assets. As a result of the contribution, which constituted the transfer of all or substantially all of Rayonier’s assets under the terms of the Indenture, dated March 5, 2012 (as supplemented and amended from time to time, the “Indenture”), between Rayonier, as issuer, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, Opco expressly assumed all the obligations of Rayonier under the Indenture, including obligations with respect to the outstanding $325,000,000 in aggregate principal amount of 3.750% Senior Notes due 2022 (the “2022 Notes”) issued thereunder.
On May 7, 2020, Rayonier, Opco, the subsidiary guarantors party thereto and the Trustee entered into the Third Supplemental Indenture, pursuant to which (1) Opco succeeded to and became substituted for the Company under the Indenture and 2022 Notes and expressly assumed all the obligations of the Company under the Indenture, including the 2022 Notes, and (2) Rayonier agreed to irrevocably, fully and unconditionally guarantee, jointly and severally, the obligations of Opco under Indenture, including the 2022 Notes.
The foregoing description of the Third Supplemental Indenture does not purport to be complete and is qualified in its entirety by the full text of the Third Supplemental Indenture, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
Tax Protection Agreement
In connection with the closing of the Mergers contemplated by the Merger Agreement, on May 8, 2020, Rayonier, Opco and Pope entered into a Tax Protection Agreement (the “Tax Protection Agreement”). Under the Tax Protection Agreement, Opco agrees to indemnify qualified holders of Opco units (which are persons who received in the Mergers and beneficially own 525,000 or more Opco units) for the time value of money (determined based on the prime rate plus 2%) if Opco triggers, at any time during the five year period following the closing of the Mergers, a certain amount of U.S. federal, state and local income taxes with respect to such holder’s share of built-in gain with respect to the real property assets directly or indirectly owned by Pope immediately before the Mergers, with certain exceptions.
The foregoing description of the Tax Protection Agreement does not purport to be complete and is qualified in its entirety by reference to the Tax Protection Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 2.01.	Completion of Acquisition or Disposition of Assets.
On May 8, 2020, Rayonier and Opco completed the business combination contemplated by the Merger Agreement. As a result of the transactions contemplated by the Merger Agreement, Opco indirectly acquired all of the issued and outstanding limited partnership interests of Pope and became the sole general partner of Pope.
At the closing of the Mergers, each unit representing limited partnership interests of Pope (the “Pope Units”) outstanding immediately prior to the effective time of the Mergers were, at the election of their holders and subject to proration described below, converted into the right to receive:
•$125.00 in cash (the “Cash Election Consideration”);
•3.929 shares of Rayonier common stock (“Rayonier Shares”) (the “Stock Election Consideration”); or
•3.929 units representing limited partnership interests of Opco (“Opco Units”) (the “Opco Election Consideration”).
Each of the Cash Election Consideration, Stock Election Consideration and Opco Election Consideration were subject to proration so that approximately 70% of the Pope Units converted into merger consideration were exchanged for Rayonier Shares or Opco Units and approximately 30% of the Pope Units converted into merger consideration were exchanged for cash. These proration procedures were to ensure that the aggregate amount of Rayonier Shares and Opco Units, on the one hand, and cash, on the other hand, issued in the merger to acquire Pope equaled the amounts issued as if every Pope Unit converted into merger consideration received 2.751 Rayonier Shares or Opco Units and $37.50 in cash. In addition, Pope unitholders that elected to receive the Cash Election Consideration could designate whether, in the event that the cash consideration was oversubscribed, each Pope Unit for which they have made a cash election was prorated into (a) Rayonier Shares and cash or (b) Opco Units and cash (the “Proration Election”).
The results of the elections made by Pope unitholders pursuant to the Merger Agreement and consideration to be received in connection with the merger to acquire Pope are as follows:
•Cash Elections: Approximately 79.1% of Pope Units converted into the merger consideration, or 3,362,593 Pope Units, elected to receive the Cash Election Consideration. Therefore, cash elections were oversubscribed and were subject to the proration procedures set forth in the Merger Agreement and described above. As a result of such proration, each Pope Unit for which a valid cash election was made was converted into the right to receive $47.42 in cash and 2.439 Rayonier Shares or Opco Units (depending on the Proration Election of its holder).
•Stock Elections: Approximately 1.8% of Pope Units converted into the merger consideration, or 76,090 Pope Units, elected to receive the Stock Election Consideration. Pope unitholders who elected to receive the Stock Election Consideration with respect to their Pope Units will receive

3.929 Rayonier Shares for each Pope Unit so elected. In addition, approximately 8.4% of Pope Units converted into the merger consideration, or 359,953 Pope Units, did not submit a valid election by the election deadline. Per the Merger Agreement, all of such Pope Units will be treated as having made the Stock Election and, upon completion by its holder of a letter of transmittal to be mailed by Rayonier’s exchange agent, receive 3.929 Rayonier Shares for each such Pope Unit.
•Opco Elections: Approximately 10.7% of Pope Units converted into the merger consideration, or 453,600 Pope Units, elected to receive the Opco Election Consideration. Pope unitholders who elected to receive the Opco Election Consideration with respect to their Pope Units will receive 3.929 Opco Units for each Pope Unit so elected.
Based on these elections, Rayonier expects approximately 7,141,264 Rayonier Shares, 4,556,638 Opco Units and $159,458,868 in cash will be issued in connection with the merger to acquire Pope. In addition, pursuant to the Merger Agreement, Rayonier will pay an aggregate of $10 million in cash to the holders of shares of MGP common stock and EGP common stock outstanding immediately prior to the effective time of the merger to acquire the general partners of Pope.
In addition, at the closing, subject to certain exceptions, each outstanding restricted Pope Unit (Pope Restricted Unit”) under Pope’s equity compensation plans (the “Pope Equity Plans”) was converted into restricted Rayonier Shares on substantially the same terms and conditions as were applicable to the Pope Restricted Units prior to the closing, with the number of Rayonier Shares subject to each such Pope award equal to the number of Pope Units subject to the applicable Pope Restricted Unit award immediately prior to the closing multiplied by 3.929. At the closing, Rayonier also assumed all of Pope’s obligations under the Pope Equity Plans, except that the number of units available for issuance under the Pope Equity Plans were adjusted to reflect Rayonier Shares.
The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Rayonier’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 15, 2020, and Amendment No. 1 thereto, a copy of which was filed as Exhibit 2.1 to Rayonier’s Current Report on Form 8-K filed with the SEC on April 2, 2020, each which is incorporated herein by reference.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.03.	Material Modification to Rights of Security Holders.
In connection with the closing of the transactions contemplated by the Merger Agreement, on May 8, 2020, Opco amended and restated its limited partnership agreement (as so amended, the “Amended Limited Partnership Agreement”). The Amended Limited Partnership Agreement provides, among other things, that the Opco Units can be redeemed by its holder for cash based on the market price of Rayonier Shares or, at Rayonier’s option, exchanged for Rayonier Shares on a 1:1 basis following a 60-day notice period. If a holder of Opco Units desires to redeem its Opco Units, such holder is required to submit for redemption at least 1,000 Opco Units or, if such holder owns fewer than 1,000 Opco units, all the Opco Units owned by such holder.
In addition, under the Amended Limited Partnership Agreement, all management powers over the business and affairs of Opco are exclusively vested in Rayonier, as Opco’s general partner, including the ability to make any expenditures or borrow money, the acquisition or disposition of assets, the management of any property, the execution and performance of contracts and the issuance of additional Opco Units.
The definitive proxy statement/prospectus, dated April 6, 2020, of Pope that forms part of the registration statement on Form S-4 (File No. 333-237246) filed with the SEC by Rayonier and Opco contains additional information about the rights of holders of Opco Units under the Amended Limited Partnership Agreement under the heading “Description of Opco Units.”

The foregoing description of the Amended Limited Partnership Agreement does not purport to be complete and is qualified in its entirety by the full text of the Amended Limited Partnership Agreement, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
The description of the Tax Protection Agreement under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws.
The information contained in Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
Rayonier and Opco intend to file the financial statements required by Item 9.01(a) under cover of a Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)	Pro Forma Financial Information.
Rayonier and Opco intend to file the pro forma financial information required by Item 9.01(b) under cover of a Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d)	Exhibits.

Exhibit No.	Exhibit Description
2.1
Agreement and Plan of Merger, dated as of January 14, 2020, by and among Rayonier Inc., Rayonier Operating Company LLC, Pacific GP Merger Sub I, LLC, Pacific GP Merger Sub II, LLC, Pacific LP Merger Sub III, LLC, Pope Resources, a Delaware limited partnership, Pope MGP, Inc. and Pope EGP, Inc. (incorporated by reference to Exhibit 2.1 to Rayonier’s Current Report on Form 8-K, filed January 15, 2020)

2.2
Amendment No. 1, dated as of April 1, 2020, to the Agreement and Plan of Merger, by and among Rayonier Inc., Rayonier, L.P., Rayonier Operating Company LLC, Rayonier Operating Holdings LLC, Pacific GP Merger Sub I, LLC, Pacific GP Merger Sub II, LLC, Pacific LP Merger Sub III, LLC, Pope Resources, a Delaware limited partnership, Pope MGP, Inc. and Pope EGP, Inc. (incorporated by reference to Exhibit 2.1 to Rayonier’s Current Report on Form 8-K filed April 2, 2020)

3.1	Amended and Restated Agreement of Limited Partnership of Rayonier, L.P., dated as of May 8, 2020
4.1
Third Supplemental Indenture relating to the 3.750% Senior Notes due 2022, dated as of May 7, 2020, by and among Rayonier Inc., the subsidiary guarantors party thereto, Rayonier, L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee

10.1	Tax Protection Agreement, dated as of May 8, 2020, by and among Rayonier Inc., Rayonier, L.P. and Pope Resources, A Delaware Limited Partnership*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Rayonier agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.
4

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Vice President, General Counsel and Corporate Secretary

RAYONIER, L.P.

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Vice President, General Counsel and Corporate Secretary

May 13, 2020